Annual Shareholders Meeting

Presented on May 16, 2013

Royal George

READING INTERNATIONAL






ROYAL GEORGE THEATRE

US Cinemas
Non Financial Statistics Summary

READING INTERNATIONAL

US Cinemas - Non Financial Statistics Summary						
Theater Name	# of Auditorium	Stadium Auditorium	Titan XC	Digital 3D	Digitalized	Digitalization over the Next 12Mth
AFC - Dallas	8	8	-	2	8	-
AFC - Mosaic	8	8	-	2	8	-
AFC - New York	6	-	-	3	6	-
Beekman	2	-	-	2	2	-
Cal Oaks	17	17	-	4	17	-
Carmel Mountain	12	-	-	-	-	12
Cinemas 1, 2 3	3	1	-	2	3	-
Gaslamp	15	15	-	7	15	-
Grossmont	10	10	-	4	10	-
Kaahumanu	6	-	-	4	6	-
Kahala	8	-	-	2	8	-
Kapolei	16	-	-	4	16	-
Koko Marina	8	8	-	2	8	-
Ko Olau	10	10	-	3	10	-
Manville	12	12	-	4	12	-
Mililani Town Center	14	14	-	4	14	-
Paris	1	-	-	1	1	-
Pearlridge West	12	4	-	4	12	-
Rohnert Park	16	16	-	4	16	-
Tower	3	1	-	2	3	-
Town Square	14	14	-	4	14	-
Valley Plaza	16	16	-	4	16	-
Village East	7	2	-	3	7	-
Ward	16	16	1	7	16	-
Total US Owned Cinemas	**240**	**172**	**1**	**78**	**228**	**12**
AFC - Plano	5	5	-	1	5	-
86th Street East	4	-	-	4	4	-
Total Managed Cinemas	**9**	**5**	**-**	**5**	**9**	**-**
Total US Owned & Managed Cinemas	**249**	**177**	**1**	**83**	**237**	**12**

US Arts Circuit vs. First Run Split

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Theatre Name	US Art	US First Run	Total US
AFC - Dallas	8		8
AFC - Mosaic	8		8
AFC - New York	6		6
Beekman		2	2
Cal Oaks		17	17
Carmel Mountain		12	12
Cinemas 1, 2 3		3	3
Gaslamp		15	15
Grossmont		10	10
Kaahumanu		6	6
Kahala	8		8
Kapolei		16	16
Koko Marina		8	8
Ko Olau		10	10
Manville		12	12
Mililani Town Center		14	14
Paris	1		1
Pearlridge West		12	12
Rohnert Park		16	16
Tower 3	3		3
Town Square		14	14
Valley Plaza		16	16
Village East		7	7
Ward		16	16
AFC -Plano	5		5
86th Street	4		4
Total	**43**	**206**	**249**

AFC Dallas


ANGELIKA
angelikafilmcenter.com

- ✓ Theatres - 8
- ✓ 3D Digital - 2

AFC Mosaic


ANGELIKA FILM CENTER & CAFE









- ✓ Theatres - 8
- ✓ 3D Digital - 2

AFC New York









- ✓ Theatres - 6
- ✓ 3D Digital - 3

AFC Plano






ANGELIKA FILM CENTER & CAFE

- ✓ Theatres - 5
- ✓ 3D Digital - 1

Cal Oaks


The Movie Experience






Help

- ✓ Theatres - 17
- ✓ 3D Digital - 4

Gaslamp









- ✓ Theatres - 15
- ✓ 3D Digital - 7

Manville




Reading Lines


READING CINEMAS



- ✓ Theatres - 12
- ✓ 3D Digital - 4

Mililani

READING INTERNATIONAL


MILILANI 14





- ✓ Theatres - 14
- ✓ 3D Digital - 4

Rohnert Park


16
READING
CINEMAS







- ✓ Theatres - 16
- ✓ 3D Digital - 4

Tower


TOWER
TOWER
TOWER
COCO
BEFORE
CHANEL







- ✓ Theatres - 3
- ✓ 3D Digital - 2

Village East


LOCKSMITH
ATM









- ✓ Theatres - 7
- ✓ 3D Digital - 3

Ward


TITAN XC
FEATURING
DOLBY ATMOS
WARD 16 THEATRES


TITAN XC





- ✓ Theatres - 16
- ✓ Titan XC - 1
- ✓ 3D Digital - 7

READING INTERNATIONAL

2012 Financial Results

Twelve Month 2012 Highlights

- our revenue for the 2012 Twelve Months was $254.4 million compared to $245.0 million in the 2011 Twelve Months, an increase of $9.5 million or 3.9%, driven primarily by a $9.5 million increase in the U.S.;

- our EBITDA for the 2012 Twelve Months was $36.8 million compared to $35.6 million in the 2011 Twelve Months, an increase of $1.2 million or 3.3% driven primarily by the $1.6 million increase in other income (expense);

- our revenue for the 2012 Quarter was $65.1 million compared to $57.4 million in the 2011 Quarter, an increase of $7.7 million or 13.4%, driven primarily by a $4.0 million increase in the U.S.;

- our EBITDA for the 2012 Quarter was $8.8 million compared to $4.5 million in the 2011 Quarter, an increase of $4.3 million or 95.6%, driven primarily by a $4.0 million increase in New Zealand;

Twelve Month 2012 Highlights

- on January 10, 2012, Shadow View Land and Farming, LLC, a limited liability company managed by our Company and owned on a 50/50 basis with Mr. James J. Cotter, acquired for $5.5 million a 202-acre property, zoned for the development of up to 843 single-family residential units, located in the City of Coachella, California;
- on February 8, 2012, we renewed our existing $36.9 million (NZ$45.0 million) New Zealand credit facility with a 3-year credit facility through Westpac;
- on June 28, 2012, Sutton Hill Properties LLC ("SHP"), one of our consolidated subsidiaries, paid off its Eurohypo AG, New York Branch loan with proceeds from a new $15.0 million term loan from Sovereign Bank, N.A.;
- on September 21, 2012, we opened an 8-screen art cinema in the Mosaic District in the greater Washington D.C. metropolitan area;

Twelve Month 2012 Highlights

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- on September 30, 2012, we entered into an agreement with an affiliate of Cinedigm Digital Cinema Corp with respect to our conversion of substantially all of our U.S. cinemas which are not already equipped with digital projection to digital projection;

- on October 31, 2012, we replaced our GE Capital Term Loan of $27.7 million with a new credit facility from Bank of America of $30.0 million and renewed and increased our existing $3.0 million line of credit with Bank of America to $5.0 million;

- on December 1, 2012, we entered into a master operating equipment lease financing agreement with Banc of America Leasing to finance the acquisition of up to $15.5 million in digital projection equipment.

Summary Financial Data

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Income Statement	Year Ended December 31,	
($ in thousands)	2012	2011
Revenues	$ 254,430	$ 244,979
Operating expenses	235,303	226,801
Operating income	19,127	18,178
Net income (loss) from continuing operations	2,282	(1,770)
Net income (loss) applicable to common shareholders	(914)	9,956
Earnings (loss) Per Share from continuing ops - fully diluted	(0.02)	0.35
Earnings (loss) Per Share from discontinued ops - fully diluted	(0.02)	0.08
Earnings (loss) Per Share - fully diluted	(0.04)	0.43
EBITDA	36,800	35,624
EBITDA change	$ 1,176	

Source: Company 10K December 31, 2012
Note: For reconciliation to closest GAAP equivalent please refer to reconciliation slide

Reconciliation of EBITDA to Net Income

($ in thousands)	Twelve Months Ended December 31, 2012	2011
EBITDA	$ 36,800	$ 35,624
Interest expense, net	(16,426)	(21,038)
Income tax benefit (expense)	(4,904)	12,330
Depreciation & amortization	(16,049)	(16,595)
Adjustment for discontinued operations	(335)	(365)
Net income (loss)	$ (914)	$ 9,956

Source: Company 10K December 31, 2012

Summary Balance Sheet

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($ in thousands)	12/31/2012	12/31/2011
Cash and Cash Equivalents and Time Deposits	$ 46,531	$ 31,597
Receivables	8,514	6,973
Other Current Assets	10,673	26,549
Total Current Assets	65,718	65,119
Operating property, net	202,778	203,780
Investment and Development Property, net	94,922	90,699
Investment in Unconsolidated Joint Ventures and Entities	7,715	7,839
Other Assets	57,455	63,327
Total Assets	**$ 428,588**	**$ 430,764**
Total Current Liabilities	$ 87,133	$ 77,963
LT Notes Payable	139,970	152,071
Subordinate Debt	27,913	27,913
Other LT Liabilities	42,618	47,830
Total Stockholder's Equity	130,954	124,987
Total Liabilities & Stockholder's Equity	**$ 428,588**	**$ 430,764**

Source: Company 10K December 31, 2012

First Quarter 2013

Financial Results

First Quarter 2013 Highlights

- On March 20, 2013, pursuant to the loan agreement, we extended the term of our US Cinema 1, 2, 3 Term Loan by one year to June 28, 2014 for a renewal fee of $150,000.

- As our Liberty Theater Term Loan was due to mature on April 1, 2013, the March 31, 2013 outstanding balance of this debt of $6.4 million is classified as current on our balance sheet. On March 25, 2013, we borrowed an additional $5.0 million on our Bank of America Revolver. On April 1, 2013, we used a portion of the revolver proceeds to partially repay the Liberty Theater Term Loan and we received a forbearance letter from the bank extending the remaining loan's term date to June 1, 2013 in exchange for a forbearance payment of $20,000. We intend to refinance the remaining balance with similar financing.

Summary Financial Data

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Income Statement	Three Months Ended Mar 31,	
($ in thousands)	2013	2012
Revenues	$ 59,567	$ 62,431
Operating expenses	57,033	57,601
Operating income	2,534	4,830
Net loss applicable to common shareholders	(668)	(239)
Loss Per Share from continuing ops – Basic & fully diluted	(0.03)	(0.01)
EBITDA	6,884	9,342
EBITDA change	$ (2,458)	

Source: Company 10Q Mar 31, 2013
Note: For reconciliation to closest GAAP equivalent please refer to reconciliation slide

Reconciliation of EBITDA to Net Income

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($ in thousands)	Three Months Ended Mar 31, 2013	2012
EBITDA	$ 6,884	$ 9,342
Interest expense, net	(2,673)	(3,759)
Income tax provision	(889)	(1,625)
Depreciation & amortization	(3,990)	(4,104)
Net loss	$ (668)	$ (239)

Source: Company 10Q Mar 31, 2013

Summary Balance Sheet

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($ in thousands)	03/31/2013	12/31/2012
Cash and Cash Equivalents and Time Deposits	$ 50,778	$ 46,531
Receivables	8,279	8,514
Other Current Assets	9,474	10,673
Total Current Assets	68,531	65,718
Operating Property, net	201,151	202,778
Investment and Development Property, net	95,303	94,922
Investment in Unconsolidated Joint Ventures and Entities	7,800	7,715
Other Assets	54,582	57,455
Total Assets	**$ 427,367**	**$ 428,588**
Total Current Liabilities	$ 84,621	$ 87,133
LT Notes Payable	142,428	139,970
Subordinate Debt	27,913	27,913
Other LT Liabilities	42,702	42,618
Total Stockholder's Equity	129,703	130,954
Total Liabilities & Stockholder's Equity	**$ 427,367**	**$ 428,588**

Source: Company 10Q Mar 31, 2013

Performance Trends

2013 Q1 vs. 2012 Q1

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Asset and Debt



$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
(000's)

	Assets	Debt
Q1 2012	$431,524	$206,624
Q1 2013	$427,367	$200,446

Revenue and Adj EBITDA



$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
(000's)

	Revenue	Adj EBITDA
Q1 2012	$62,431	$9,342
Q1 2013	$59,567	$6,884

5 Year Selected Financial Data

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As of or for the Year Ended December 31,	2012	2011	2010	2009	2008
Revenue	$ 254,430	$ 244,979	$ 229,322	$ 216,740	$ 197,055
Operating income (loss)	$ 19,127	$ 18,178	$ 13,069	$ 13,910	$ (2,134)
Income (loss) from discontinued operations	$ (405)	$ 1,888	$ 97	$ 12	$ (154)
Net income (loss)	$ (1,406)	$ 10,896	$ (12,034)	$ 6,482	$ (16,189)
Net income (loss) attributable to Reading International, Inc. shareholders	$ (914)	$ 9,956	$ (12,650)	$ 6,094	$ (16,809)
Basic earnings (loss) per share	$ (0.04)	$ 0.44	$ (0.56)	$ 0.27	$ (0.75)
Diluted earnings (loss) per share	$ (0.04)	$ 0.43	$ (0.56)	$ 0.27	$ (0.75)
Other Information:					
Shares outstanding	23,083,265	22,806,838	22,804,313	22,588,403	22,482,605
Total assets	$ 428,588	$ 430,764	$ 430,349	$ 406,417	$ 371,870
Total debt	$ 196,597	$ 209,614	$ 228,821	$ 226,993	$ 239,162
Working capital (deficit)	$ (21,415)	$ (12,844)	$ (57,634)	$ (16,229)	$ 12,516
Stockholders' equity	$ 130,954	$ 124,987	$ 112,639	$ 110,263	$ 69,447
EBIT	$ 20,416	$ 18,664	$ 13,900	$ 22,618	$ 1,030
Depreciation and amortization	$ 16,049	$ 16,595	$ 15,563	$ 15,034	$ 18,556
EBITDA	$ 36,800	$ 35,624	$ 29,814	$ 37,786	$ 19,588
Debt to EBITDA	5.34	5.88	7.67	6.01	12.21
Capital expenditure (including acquisitions)	$ 13,723	$ 9,376	$ 19,371	$ 5,686	$ 75,167
Number of employees at 12/31	2,412	2,263	2,109	2,207	1,986

Source: Company 10K Dec 31, 2012

2001 to 2012 Yearly Financial Trend
In US$



$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
$(50,000)
Revenue & Adj EBITDA (000's)
$500,000
$400,000
$300,000
$200,000
$100,000
$-
$(100,000)
Assets & Debt (000's)

	2001 Proforma	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
Assets	$170,595	$182,772	$222,866	$230,227	$253,057	$289,231	$346,071	$371,870	$406,417	$430,349	$430,764	$428,588
Debt	$42,382	$50,240	$71,145	$83,252	$109,320	$130,212	$175,648	$237,615	$226,155	$227,983	$208,776	$195,759
Revenue	$70,291	$86,487	$93,739	$102,982	$103,547	$106,124	$119,235	$197,055	$216,740	$229,322	$244,979	$254,430
Adj EBITDA	$(3,707)	$3,532	$6,909	$9,399	$6,022	$17,046	$18,919	$19,777	$31,436	$31,491	$37,272	$38,582

Thank You

Real Estate Valuation
(as of 05/14/2013)

READING INTERNATIONAL

Ticker	Name	Market Cap (mil)	Price/ Book (mrq)	EV/Rev (ttm)	EV/EBITDA (ttm)	EBITDA (ttm)
RDI	Reading International	$ 141	1.1	1.5	10.2	$ 36.8
AKR	Acadia Realty Trust	$ 1,570	2.4	14.7	28.0	$ 78.8
AHD	Amalgamated Holdings Limited	$ 1,360	1.6	1.7	13.7	$ 99.4
AEC	Associated Estates Realty	$ 927	2.3	9.0	17.8	$ 91.7
CDR	Cedar Realty Trust Inc.	$ 448	1.3	9.0	15.0	$ 85.0
EPR	Entertainment Properties Trust	$ 2,740	1.9	12.4	14.6	$ 279.4
GRT	Glimcher Realty Trust	$ 1,900	4.8	10.5	20.5	$ 174.7
IRC	Inland Real Estate Corp.	$ 1,040	3.5	10.8	19.0	$ 92.1
KGR	Kite Realty Group Trust	$ 604	1.5	12.3	20.3	$ 65.8
LTC	LTC Properties Inc.	$ 1,440	3.3	19.8	22.3	$ 86.2
PEI	Pennsylvania Real Estate Investment Trust	$ 1,210	1.8	6.9	12.9	$ 234.7
RPT	Ramco-Gershenson Properties Trust	$ 1,040	1.8	13.3	23.5	$ 73.1
UBA	Urstadt Biddle Properties	$ 701	2.6	9.5	16.6	$ 52.8
	Average	$ 1,248	2.4	10.8	18.7	$ 117.8

Source: Yahoo Finance, Company 10K Dec 31, 2012

Cinema Exhibition Valuation
(05/14/2013)

Ticker	Name	# of Screen		Market Cap (mil)	Price/ Book (mrq)	EV/Rev (ttm)	EV/EBITDA (ttm)		EBITDA (ttm)
RDI	Reading International	471	$	141	1.1	1.5	10.2	$	36.8
RGC	Regal Entertainment	7,358	$	2,910	N/A	1.7	9.5	$	497.6
MCS	Marcus Corporation	694	$	375	1.2	1.5	8.3	$	78.1
CKEC	Carmike Cinemas	2,502	$	298	2.0	1.2	7.4	$	90.7
CNK	Cinemark Holdings	5,240	$	3,470	3.1	1.9	8.9	$	524.4
	Average	3,949	$	1,763	2.1	1.6	8.5	$	297.7
IMAX	IMAX	598	$	1,900	7.3	6.8	24.9	$	75.6

Source: Yahoo Finance, Company 10K Dec 31, 2012

Cinema Exhibition Business

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Country		Wholly Owned	Con	Un	Man	Total
Australia	- Cinemas	18	2	1	0	**21**
	Screens	138	11	16	0	**165**
New Zealand	- Cinemas	7	0	2	0	**9**
	Screens	40	0	13	0	**53**
United States	- Cinemas	23	1	0	2	**26**
	Screens	238	6	0	9	**253**
Total	**- Cinemas**	**48**	**3**	**3**	**2**	**56**
	Screens	**416**	**17**	**29**	**9**	**471**

Angelika Film Center USA
ANGELIKA FILM CENTER

CITY CINEMAS

CONSOLIDATED THEATRES

Reading Cinemas AUS
READING CINEMAS

Reading Cinemas NZ
READING CINEMAS

Rialto Cinemas NZ
RIALTO CINEMAS

Digital Integration Universe

- Integrators consist of in
  - US - Cinedigm, Christie, Sony and GDC
  - AU & NZ - Cinedigm, Christie and Edge
- Equipment Suppliers in
  - US - Barco, NEC, Christie and Sony
  - AU & NZ - Barco, NEC, Christie and Sony

	Currently Digitalized	Digitalized over the Next 24 months	Total
New Zealand	10	30	40
Australia	30	118	148
United States	24	206	230
Total	64	354	418

Digital Integration RDI World

- Integrators consist of in
  - ✓ US - Cinedigm
  - ✓ AU & NZ - Christie
- Equipment Suppliers in
  - ✓ US - Barco
  - ✓ AU & NZ - Christie

	Currently Digitalized	Digitalized over the Next 12 months	Total
New Zealand	10	30	40
Australia	30	118	148
United States	237	12	249
Total	277	160	437

Australia and New Zealand Digital Conversion Schedule

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Digital Conversion Program - As at 16.5.13

School Holidays

Commence End Edge Team 1 NSW
Commence End Edge Team 2 NSW
Commence End Edge Team 1 QLD
Commence End Edge Team 1 SA
Commence End Edge Team 1 VIC
Commence End Edge Team 1 NZ

Site	Screens (Total)	Screens (Converted)	Screens (To Conv.)	Dates	Days	Week Commencing (Monday) 1-Jul	8-Jul	15-Jul	22-Jul	29-Jul	5-Aug	12-Aug	19-Aug	26-Aug	2-Sep	9-Sep	16-Sep
	187	41	146		230												
PRIOR																	
Melton	5	5	0	18/5 - 22/5	5												
NSW																	
Rouse Hill	9	2	7	15/7 - 30/7	12			Mon 15/7	Tue 30/7								
Auburn	9	1	8	31/7 - 15/8	12					Wed 31/7		Thu 15/8					
Rhodes	8	1	7	19/8 - 30/8	10								Mon 19/8	Fri 30/8			
Dubbo	5	1	4	5/8 - 9/8	5						Mon 5/8						
Maitland	4	1	3	12/8 - 16/8	5							Mon 12/8					
Charlestown	8	0	8	19/8 - 30/8	10								Mon 19/8	Fri 30/8			
QLD																	
Redbank	8	1	7	8/7 - 19/7	10		Mon 8/7	Fri 19/7									
Townsville	6	2	4	22/7 - 31/7	8				Mon 22/7	Wed 31/7							
Bundaberg	4	1	3	5/8 - 9/8	5						Mon 5/8						
Harbour Town	14	2	12	12/8 - 30/8	15							Mon 12/8		Fri 30/8			
SA																	
Elizabeth	8	1	7	22/7 - 31/7	10				Mon 22/7	Fri 2/8							
West Lakes	7	0	7	19/8 - 29/8	9								Mon 19/8	Thu 29/8			
VIC																	
Sunbury	5	1	4	15/7 - 19/7	5			Mon 15/7									
Chirnside	8	1	7	22/7 - 2/8	10				Mon 22/7	Fri 2/8							
Dandenong	6	0	6	5/8 - 14/8	8						Mon 5/8	Wed 14/8					
Epping	11	3	8	12/8 - 23/8	10							Mon 12/8	Fri 23/8				
Waurn Ponds	8	2	6	26/8 - 6/9	10									Mon 26/8	Fri 6/9		
WA																	
Belmont	8	3	5	5/8 - 21/8	13						Mon 5/8		Wed 21/8				
Mandurah	6	1	5	22/7 - 31/7	8				Mon 22/7	Wed 31/7							
NZ																	
Invercargill	5	1	4	1/7 - 5/7	5	Mon 1/7											
Napier	4	1	3	8/7 - 12/7	5		Mon 1/7										
Courtenay	10	6	4	26/8 - 6/9	13					Mon 29/7		Wed 14/8					
Porirua	5	1	4	15/8 - 23/8	7							Thu 15/8	Fri 23/8				
The Palms	8	2	6	26/8 - 6/9	10									Mon 26/8	Fri 6/9		
Queenstown	3	0	3	9/9 - 13/9	5											Mon 9/9	
Rotorua	5	1	4	16/9 - 20/9	5												Mon 16/9

World Wide Asset Base

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New Zealand



Australia



United States



New Zealand Asset Base

New Zealand Freehold

- ✓ Courtenay Central ETRC
- ✓ Invercargill
- ✓ Manukau
- ✓ Napier
- ✓ Rotorua
- ✓ Lake Taupo

New Zealand Leasehold

- ✓ Palms (Christchurch)
- ✓ Porirua
- ✓ Queenstown




READING
CINEMAS







New Zealand Freehold

US $ values @ 12/31/2012

Real Estate Development Properties

Property	Square Footage/ Acreage	Gross Book Value (in U.S. Dollars)
Courtenay Central, Wellington, New Zealand	1.1 acre	$ 6,831,000
Manukau, Auckland, New Zealand	64.0 acres zoned agricultural 6.4 acres zoned light industrial	14,021,000
Lake Taupo, Taupo, New Zealand	0.5 Acre	827,000

Income Producing Real Estate Holdings

Property	Square Feet of Improvements (rental/entertainment)	Gross Book Value (in U.S. Dollars)	Percentage Leased
Courtenay Central, New Zealand	38,000 / 71,000 Plus a 1,086-space parking structure	$ 26,237,000	75%
Invercargill Cinema, New Zealand	10,000 / 24,000	3,243,000	72%
Lake Taupo Motel, New Zealand	9,000 / 0	1,456,000	Short-term rentals
Napier Cinema, New Zealand	12,000 / 17,000	3,547,000	100%
Rotorua Cinema, New Zealand	0 / 19,000	3,044,000	N/A

Source: 10K this slide should be reviewed in conjunction with the Note associated to the Real Estate Development Properties section; and the Income Producing Real Estate Holdings section.

Courtenay Central ETRC


READING CINEMAS









- ✓ Theatres - 10
- ✓ 3D Digital - 4
- ✓ Titan XC - 1

Courtenay Central ETRC


PARKING
CASUAL
PERMANENT


PARKING
CASUAL
PERMANENT
CAR
PARK




READING
CINEMAS



Courtenay Central Progressive “Countdown”

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COURTENAY PLACE
EXISTING MALL / FOODCOURT
EXISTING CARPARK
RECONFIGURED FOODCOURT
SUPERMARKET
WAKEFIELD STREET
DRAFT

Manukau


South Western Motorway


Tunicin
266,129 sq m
Kirkpatrick
203,914 sq m
Landplan
McAlister
7,072 sq m

NZ Cinemas
Non Financial Statistics Summary

READING INTERNATIONAL

NZ Cinemas - Non Financial Statistics Summary					
Theater Name	**# of Auditorium**	**Stadium Auditorium**	**Titan XC**	**Digital 3D**	**Digitalization over the Next 12Mth**
Courtenay	10	10	1	4	6
Invercargill	5	-	-	1	4
Napier	4	-	-	1	3
Palms	8	8	-	2	6
Porirua	5	5	-	1	4
Rotorua	5	-	-	1	4
Queenstown	3	2	-	-	3
Total NZ Owned Cinemas	**40**	**25**	**1**	**10**	**30**

Palms (Christchurch)


READING


TICKETS




$9.30

- ✓ Theatres - 8
- ✓ 3D Digital - 2

Queenstown


READING
CINEMAS
CHAMPIONS


ALL BLACKS
READING
CINEMAS



✓ Theatres - 3

Australia Asset Base

READING INTERNATIONAL

Australia Freehold

- ✓ Auburn ETRC
- ✓ Belmont ETRC
- ✓ Bundaberg
- ✓ Burwood
- ✓ Maitland
- ✓ Melbourne Office
- ✓ Moonee Ponds
- ✓ Newmarket
- ✓ Waurn Ponds - Ground Lease


READING

Australia Leasehold

- ✓ Charlestown
- ✓ Chirnside Park
- ✓ Dandenong
- ✓ Dubbo
- ✓ Elizabeth
- ✓ Epping
- ✓ Harbourtown
- ✓ Mandurah
- ✓ Melton
- ✓ Redbank
- ✓ Rhodes
- ✓ Rouse Hill
- ✓ Sunbury
- ✓ Townsville
- ✓ Westlakes

- ✓ Mt. Gravatt (1/3 Ownership)









Australia Freehold

US $ values @ 12/31/2012

READING INTERNATIONAL

Real Estate Development Properties

Property	Square Footage/ Acreage	Gross Book Value (in U.S. Dollars)
Auburn, Sydney, Australia	2.6 acres	$ 2,107,000
Burwood, Victoria, Australia	50.6 acres	54,156,000
Moonee Ponds, Victoria, Australia	3.3 acres	12,728,000

Income Producing Real Estate Holdings

Property	Square Feet of Improvements (rental/entertainment)	Gross Book Value (in U.S. Dollars)	Percentage Leased
Auburn, Australia	60,000 / 57,000 Plus an 871-space parking structure	$ 35,894,000	100%
Belmont, Australia	15,000 / 52,000	16,102,000	78%
Maitland Cinema, Australia	0 / 22,000	2,472,000	N/A
Newmarket, Australia	93,000 / 0 Plus an 436-space parking structure	45,087,000	97%

Long-Term Leasehold Real Estate Holdings

Property	Square Footage (rental/entertainment)	Gross Book Value (in U.S. Dollars)	Percentage Leased
Waurn Ponds, Australia	6000 / 52000	$ 3,656,000	100%

Source: 10K this slide should be reviewed in conjunction with the Note associated to the Real Estate Development Properties section; the Income Producing Real Estate Holdings section; and the Long Term Leasehold Real Estate Holdings section.

Auburn ETRC


READING
CINEMAS


KATHMANDU


READING
CINEMAS

- ✓ Theatres - 10
- ✓ 3D Digital - 1

Auburn Potential Development


PARRAMATTA ROAD
TELSTRA BUILDING
NORTH CARPARK
CINEMAS
RETAIL
RETAIL
SS
NYRANG STREET

Belmont


READING
CINEMAS
GET SESSION TIMES AND
SPECIAL OFFERS
EMAILED EVERY WEEK
JOIN BOXOFFICEMAIL AT
WWW.READINGCINEMAS.COM.AU







- ✓ Theatres - 10
- ✓ 3D Digital - 3
- ✓ Titan XC - 1

Burwood







Moonee Ponds

READING INTERNATIONAL





Marketing Brochure

Potential development

Newmarket

READING INTERNATIONAL









Waurn Ponds

READING INTERNATIONAL


READING


READING
CINEMAS
La Porchetta

- ✓ Theatres - 8
- ✓ 3D Digital - 2

AU Cinemas
Non Financial Statistics Summary

READING INTERNATIONAL

AU Cinemas - Non Financial Statistics Summary					
Theater Name	**# of Auditorium**	**Stadium Auditorium**	**Titan XC**	**Digital 3D**	**Digitalization over the Next 12Mth**
Auburn	10	10	-	1	8
Belmont	10	10	1	3	7
Bundaberg	4	4	-	1	3
Charlestown	8	8	1	4	4
Chirnside Park	8	8	-	1	7
Dandenong	6	6	-	1	5
Dubbo	5	5	-	1	4
Elizabeth	8	8	-	1	7
Epping	10	-	-	1	9
Harbourtown	14	14	-	2	12
Maitland	4	4	-	1	3
Mandurah	6	6	-	1	5
Melton	5	5	-	1	4
Redbank	8	8	-	1	7
Rhodes	8	8	-	1	7
Rouse Hill	9	9	-	2	7
Sunbury	5	5	-	1	4
Townsville	6	6	1	2	4
Waurn Ponds	8	8	-	2	6
West Lakes	7	7	-	2	5
Total AU Owned Cinemas	**149**	**139**	**3**	**30**	**118**

Chirnside


READING



- ✓ Theatres - 8
- ✓ 3D Digital - 1

Epping







- ✓ Theatres - 10
- ✓ 3D Digital - 1

Harbourtown




READING
GOLD LOUNGE




READING
CINEMAS



- ✓ Theatres - 14
- ✓ 3D Digital - 2

Westlakes


READING
CINEMAS

- ✓ Theatres - 7
- ✓ 3D Digital - 2

United States Asset Base

USA Freehold

- ✓ Cinema 123
- ✓ Coachella
- ✓ Doheney Condo
- ✓ Minetta Lane
- ✓ Orpheum
- ✓ Old Railroad Properties
- ✓ Royal George Theatre
- ✓ Union Square















USA Leashold

Mainland

- ✓ AFC Dallas
- ✓ AFC Mosaic
- ✓ AFC NY
- ✓ Beekman
- ✓ Cal Oaks
- ✓ Carmel Mtn.
- ✓ Gaslamp
- ✓ Grossmont
- ✓ Manville
- ✓ Paris
- ✓ Rohnert Park
- ✓ Tower
- ✓ Town Square
- ✓ Valley Plaza
- ✓ Village East

Hawaii

- ✓ Kaahumanu
- ✓ Kahala
- ✓ Kapolei
- ✓ Koko Marina
- ✓ Ko'olau
- ✓ Mililani
- ✓ Pearlridge
- ✓ Ward

Managed Cinemas

- ✓ AFC Plano
- ✓ East 86th Street

United States Freehold

US $ values @ 12/31/2012

READING INTERNATIONAL

Real Estate Development Properties

Property	Square Footage/ Acreage	Gross Book Value (in U.S. Dollars)
Coachella, CA, USA	202 acres	$ 4,050,000

Income Producing Real Estate Holdings

Property	Square Feet of Improvements (rental/entertainment)	Gross Book Value (in U.S. Dollars)	Percentage Leased
Cinemas 1, 2 & 3, NY, USA	0 / 21,000	$ 23,626,000	N/A
Minetta Lane Theatre, NY, USA	0 / 9,000	8,354,000	N/A
Orpheum Theatre, NY, USA	0 / 5,000	3,439,000	N/A
Royal George, IL, USA	37,000 / 23,000 Plus a 55-space parking structure	3,415,000	91%
Union Square Theatre, NY, USA	21,000 / 17,000	8,900,000	100%

Long-Term Leasehold Real Estate Holdings

Property	Square Footage (rental/entertainment)	Gross Book Value (in U.S. Dollars)	Percentage Leased
Manville, USA	0 / 53,000	$ 2,285,000	N/A
Tower, USA	0 / 16,000	994,000	N/A
Village East, USA	4,000 / 38,000	11,877,000	100%

Source: 10K this slide should be reviewed in conjunction with the Note associated to the Real Estate Development Properties section; the Income Producing Real Estate Holdings section; and the Long Term Leasehold Real Estate Holdings section.

Coachella





Looking North From Tyler Street, Toward Avenue 47



Looking Southwest toward Parcel 17
(Route 86-S Westerly Border)



North Palm Springs
Riverside
Coachella Valley
Palm Springs
Thousand Palms
Cathedral City
Rancho Mirage
Bermuda Dunes
Palm Desert
Indian Wells
Indio
Subject
La Quinta
Coachella
5 miles
bing

Cinemas 123



E 61 ST
E 60 ST
N R Q
E 59 ST
E 58 ST
E 57 ST
E 56 ST
BLOOMINGDALE'S
BLOOMBERG 731 LEXINGTON
DECORATION & DESIGN BLDG 979 THIRD
ARCH & DESRS BLDG 150 E 58
ALL SAINTS CH
TRAM TO ROOSEVELT ISLAND
FINE ARTS BLDG 232 E 59
PARK AVE
LEXINGTON AVE
THIRD AVE
SECOND AVE



CINEMA 1 2 & 3
CAPTURING THE FRIEDMANS
SPELLBOUND
WHALE RIDER



- ✓ Theatres - 3
- ✓ 3D Digital - 2

Cinemas 123 Development Example

READING INTERNATIONAL



Union Square

READING
INTERNATIONAL


915 B'WAY
902 B'WAY
139 FIFTH
135 FIFTH
903-11 B'WAY
251 PARK S
Gramercy Park N
E 20 ST
897 B'WAY
894 B'WAY
250 PARK S
AMC LOWES 19TH ST TH 890 B'WAY
123 FIFTH
119 FIFTH
235 PARK S
NATL ARTS CLUB
23 GRAMERCY PARK
BROTHERHOOD SYN
E 19 ST
140 FIFTH
134 FIFTH
130 FIFTH
115 FIFTH
111 FIFTH
881 B'WAY
879 B'WAY
230 PARK S
222 PARK S
233 PARK S
225 PARK S
67 IRVING
E 18 ST
FDNY ENG 14
870 B'WAY
860 B'WAY
122 FIFTH
103 FIFTH
101 FIFTH
200 PARK S
215 PARK S
105 E 17
W HOTEL
ST. JOHN THE BAPTIST ORTH CH
E 17 ST
41 UNION SQ
37 UNION SQ
35 UNION SQ
33 UNION SQ
87-89 FIFTH
110 FIFTH
45 IRVING
W IRVING HS
E 16 ST
79 FIFTH
104 FIFTH
29 UNION SQ
19 UNION SQ
13-17 E 15
UNION SQ W
UNION SQUARE
UNION SQ E
181-87 UNION SQ
DARYL ROTH TH
FILLMORE NY AT IRVING PLAZA
33 IRVING
34 IRVING
E 15 ST
71 FIFTH
HEALTH CTR
15 UNION SQ
5 UNION SQ
1 UNION SQ
RESEARCH INST OF AMERICA 90 FIFTH
FIFTH AVE
10 UNION SQ
IRVING PL
CON EDISON 4 IRVING
THIRD AVE
E 14 ST
80 FIFTH
78 FIFTH
74-76 FIFTH
NEW SCH OF SOCIAL RESEARCH
PARSONS
4 UNION SQ S
853 B'WAY
841
REGAL UNION SQ
NYU
NYU




NEW YORK FILM ACADEMY
TREVI DELI
WINES & LIQUORS
SUNNY NAILS

Union Square Development Example





Safe Harbor Statement

Our comments today may contain forward-looking statements and management may make additional forward-looking statements in response to your questions. Such written and oral disclosures are made pursuant to the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995.

Although we believe our expectations expressed in such forward looking statements are reasonable, we cannot assure you that they will be realized. Investors are cautioned that such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the anticipated results, and therefore we refer you to a more detailed discussion of the risks and uncertainties in the Company's filings with the Securities & Exchange Commission.

Financial Reconciliations

Use of EBITDA;

We use EBITDA in our evaluation of our performance since we believe that EBITDA provides a useful measure of financial performance and value. We believe this principally for the following reasons:

We believe that EBITDA is an industry comparative measure of financial performance. It is, in our experience, a measure commonly used by analysts and financial commentators who report on the cinema exhibition and real estate industries and a measure used by financial institutions in underwriting the creditworthiness of companies in these industries. Accordingly, our management monitors this calculation as a method of judging our performance against our peers and market expectations and our creditworthiness. Also, analysts, financial commentators and persons active in the cinema exhibition and real estate industries typically value enterprises engaged in these businesses at various multiples of EBITDA. Accordingly, we find EBITDA valuable as an indicator of the underlying value of our businesses. We expect that investors may use EBITDA to judge our ability to generate cash, as a basis of comparison to other companies engaged in the cinema exhibition and real estate businesses and as a basis to value our company against such other companies.

EBITDA is not a measurement of financial performance under accounting principles generally accepted in the United States of America and should not be considered in isolation or construed as a substitute for net income or other operations data or cash flow data prepared in accordance with accounting principles generally accepted in the United States for purposes of analyzing our profitability. The exclusion of various components such as interest, taxes, depreciation and amortization necessarily limit the usefulness of these measures when assessing our financial performance as not all funds depicted by EBITDA are available for management's discretionary use. For example, a substantial portion of such funds are subject to contractual restrictions and functional requirements to service debt, to fund necessary capital expenditures and to meet other commitments from time to time as described in more detail in this Annual Report on Form 10-K.

EBIT and EBITDA also fail to take into account the cost of interest and taxes. Interest is clearly a real cost that for us is paid periodically as accrued. Taxes may or may not be a current cash item but are nevertheless real costs which, in most situations, must eventually be paid. A company that realizes taxable earnings in high tax jurisdictions may, ultimately, be less valuable than a company that realizes the same amount of taxable earnings in a low tax jurisdiction. EBITDA fails to take into account the cost of depreciation and amortization and the fact that assets will eventually wear out and have to be replaced.

EBITDA, as calculated by us, may not be comparable to similarly titled measures reported by other companies.

Our Business

READING INTERNATIONAL

We are an internationally diversified company principally focused on the development, ownership, and operation of entertainment and real property assets in the United States, Australia, and New Zealand.

Currently, we operate in two business segments:

- Cinema Exhibition, through our 56 multiplex theaters, and
- Real Estate, including real estate development and the rental of retail, commercial and live theater assets.

We believe that these two business segments complement one another, as the comparatively consistent cash flows generated by our cinema operations allow us to be opportunistic in acquiring and holding real estate assets, and can be used not only to grow and develop our cinema business but also to help fund the front-end cash demands of our real estate development business.

Cinema Operations

READING INTERNATIONAL

- first, notwithstanding the enormous advances that have been made in home entertainment technology, humans are essentially social beings, and will continue to want to go beyond the home for their entertainment, provided that they are offered clean, comfortable and convenient facilities, with state of the art technology;

- second, cinemas can be used as anchors for larger retail developments and our involvement in the cinema business can give us an advantage over other real estate developers or redevelopers who must identify and negotiate exclusively with third party anchor tenants;

- third, pure cinema operators can get themselves into financial difficulty as demands upon them to produce cinema based earnings growth tempt them into reinvesting their cash flow into increasingly marginal cinema sites. While we believe that there will continue to be attractive opportunities to acquire cinema assets and/or to develop upper end specialty type theaters (like our Angelika Film Centers) in the future, we do not feel pressure to build or acquire cinemas for the sake of adding units. We intend to focus our use of cash flow on our real estate development and operating activities, to the extent that attractive cinema opportunities are not available to us; and

- fourth, we are always open to the idea of converting an entertainment property to another use, if there is a higher and better use for the property, or to sell individual assets, if we are presented with an attractive opportunity.

We manage our worldwide cinema exhibition businesses under various different brands:

READING INTERNATIONAL

- in the US, under the Reading, Angelika Film Center, Consolidated Amusements, and City Cinemas brands;
- in Australia, under the Reading brand; and
- in New Zealand, under the Reading and Rialto brands.

Angelika Film Center USA
ANGELIKA FILM CENTER

CITY CINEMAS

CONSOLIDATED THEATRES

Reading Cinemas AUS
READING CINEMAS

Reading Cinemas NZ
READING CINEMAS

Rialto Cinemas NZ
RIALTO CINEMAS

Real Estate Operation

- the ownership of fee or long-term leasehold interests in properties used in our cinema exhibition activities or which were acquired for the development of cinemas or cinema based real estate development projects;
- the acquisition of fee interests in land for general real estate development;
- the leasing to shows of our live theaters; and
- the redevelopment of our existing fee owned cinema or live theater sites to their highest and best use.

Equity Snapshot

READING INTERNATIONAL

- 21.8 mil shares Class A Nonvoting Common,
- 1.5 mil shares Class B Voting Common

NASDAQ Listed:	This Year RDI		Prior Year RDI	
Price (Class A and B) (05/14/2013) vs (05/16/2012):	$ 6.03	$ 6.50	$ 5.55	$ 5.61
Market Cap (Class A and B) (05/14/2013) vs (05/16/2012):	$140.5 mil		$127.7 mil	
Shares Outstanding (03/31/2013) vs (03/31/2012)	23.3 mil		23.0 mil	
Float (05/14/2013) vs (05/15/2012)	17.0 mil		17.2 mil	
Revenues (ytd to 12/31/2012 & 2011)	$254.4 mil		$245.0 mil	
Net income (loss) (ytd to 12/31/2012 & 2011)	($0.9) mil		$10.0 mil	
EBITDA (ytd to 12/31/2012 & 2011)	$36.8 mil		$35.6 mil	

Source: Yahoo Finance, Company 10K Dec 31, 2012, & 10Q for Mar 31, 2013

Business and Geographic Mix

READING INTERNATIONAL

Revenue by Business


Real Estate
8%
[8%]
Cinema
Exhibit'n
92%
[92%]

Total: $254.4 Million

Revenue by Region


New
Zealand
10%
[9%]
Australia
42%
[45%]
USA
48%
[46%]

Total: $254.4 Million

(YTD to 12/31/12)

Business and Geographic Mix

READING INTERNATIONAL

Assets by Business


Corp.
6%
[3%]
Real Estate
38%
[40%]
Cinema
Exhibit'n
56%
[57%]

Total: $428.6 Million

Assets by Region


New
Zealand
18%
[17%]
USA
29%
[26%]
Australia
53%
[57%]

Total: $428.6 Million

(As of 12/31/12)